Loans Receivable, Net - Activity in Allowance for Loan Losses (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)
Restricted Net Assets
Beginning balance	¥ 5,863	$ 920	¥ 5,147	$ 808
Provisions	99,057	15,544	9,195	1,443
Reversal of allowance provided	(5,863)	(920)	(5,147)	(808)
Write off	(5,131)	(805)	(3,332)	(523)
Ending balance	¥ 93,926	$ 14,739	¥ 5,863	$ 920